UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On May 11, 2015, the Board of Directors of the Registrant amended Article II (A) of its Bylaws, effective immediately. The amendment decreased the size of the Board of Directors from eleven (11) to nine (9) members.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 5.07            Submission of Matters to a Vote of Security Holders

An annual meeting of shareholders of the Company was held on May 12, 2015 for the purpose of considering and acting upon the following matters:

(1)	The election of nine (9) directors to serve for a term of one year;

(2)	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

The final voting results for each proposal, including the votes for and against, and any withheld or broker non-votes, are described below.

Proposal 1 – Election of Directors

The Company’s shareholders elected all nine (9) nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Douglas C. Arthur	3,201,766	16,360	828,028
Emily M. Beck	3,180,351	37,775	828,028
Elizabeth H. Cottrell	3,211,563	6,563	828,028
Miles K. Davis	3,119,513	98,613	828,028
Christopher E. French	3,212,419	5,707	828,028
W. Michael Funk	3,188,071	30,055	828,028
Scott C. Harvard	3,214,126	4,000	828,028
Gerald F. Smith, Jr.	3,211,119	7,007	828,028
James R. Wilkins, III	3,212,983	5,143	828,028

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the Audit and Compliance Committee’s selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The votes cast for and against this proposal, as well as the votes withheld, were as follows:

For	Against	Withheld
4,029,210	1,867	15,077

Item 9.01              Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

3.1	Bylaws of First National Corporation (as restated in electronic format as of May 11, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: May 15, 2015	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of First National Corporation (as restated in electronic format as of May 11, 2015).